SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K/A
                           (Amendment No. 1)


                            CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of
                The Securities and Exchange Act of 1934


    Date of Report (Date of earliest event reported): July 22, 2004



                  DIVERSIFIED HISTORIC INVESTORS 1990
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        (Exact Name of Registrant as it appears in its charter)


   PENNSYLVANIA           33-33093            23-2604695
   ------------           --------            ----------
(State or other    (Commission file No.)    (IRS Employer
jurisdiction of                           Identification No.)
incorporation or
 organization)




                          1521 LOCUST STREET
                               4TH FLOOR
                  PHILADELPHIA , PENNSYLVANIA  19102
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      (Address of principal executive offices including zip code)

                              (215) 557-9800
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          (Registrant's telephone number including area code)


                                  None
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     (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





Item 4.01 Changes in Registrant's Certifying Accountant
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On June 27, 2005, Diversified Historic Investors 1990 (the "Registrant") filed its report on Form 8-K disclosing the resignation of Gross, Kreger & Passio, L.L.C. ("Gross Kreger") as the Registrant's certifying accountant. The Registrant now amends and updates such 8-K by filing Gross Kreger's written response thereto pursuant to Regulation S-K Item 304(a)(3). A copy of Gross Kreger's letter is attached to this Form 8-K/A as Exhibit 16.1 and filed herewith.




ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
--------------------------------------------

(c) Exhibits. The exhibit index filed herewith is incorporated herein by reference.

                              SIGNATURES
                              ----------

Pursuant of the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 24, 2005       DIVERSIFIED HISTORIC  INVESTORS 1990
        -------------       ------------------------------------

                              By: DOVER HISTORIC ADVISORS 1990, its
                                  General Partner

                              By: Dover Historic Advisors Inc., its
                                  Managing Partner

                              /s/ SPENCER WERTHEIMER
                              ----------------------
                              Spencer Wertheimer
                              President

                             EXHIBIT INDEX
                             -------------



The following exhibit is submitted herewith:

Exhibit Number      Description of Exhibit
--------------      ----------------------

16.1                  Letter  from  Gross,  Kreger  &  Passio,  L.L.C.
                      Certified Public Accountants to the Commission, dated June 30, 2005.

                                                          Exhibit 16.1
                                                          ------------

June 30, 2005



United States Securities and Exchange Commission
Washington, D.C. 20549


     Re: Form 8-K Diversified Historic Investors 1990

To Whom It May Concern:

I am a former partner of Gross Kreger & Passio, L.L.C. Please be advised that this firm is no longer in existence, however, I have reviewed the statement made in Item 4.01 of Form 8-K of the above reference entity and I agree with the statements made therein.

                                   Sincerely,
                                   Lingerman & Associates

                              /s/  Michael C. Lingerman, CPA
                              ------------------------------
                                   Michael C. Lingerman
                                   Lingerman & Associates
                                   Certified Public Accountants